ANNEX A

CorpGroup Banking S.A.

Officers:

Cristóbal Cerda Meneses (Chief Executive Officer)

Business Address: Rosario Norte N°660, 22th Floor, Las Condes, Santiago, Chile

Citizenship: Republic of Chile

Present Principal Occupation: Chief Executive Officer of Corp Group

Compañía Inmobiliaria y de Inversiones SAGA SpA

Officers:

Cristóbal Cerda Meneses (Chief Executive Officer)

Business Address: Rosario Norte N°660, 22th Floor, Las Condes, Santiago, Chile

Citizenship: Republic of Chile

Present Principal Occupation: Chief Executive Officer of Corp Group

CorpGroup Holdings Inversiones Limitada

Officers:

María Pilar Dañobeitía Estades (Chief Executive Officer)

Business Address: Rosario Norte N°660, 22th Floor, Las Condes, Santiago, Chile

Citizenship: Republic of Chile

Present Principal Occupation: Chief Executive Officer of Corp Group

Jorge Andrés Saieh Guzmán (Chairman)

Business Address: Rosario Norte N°660, 22th Floor, Las Condes, Santiago, Chile

Citizenship: Republic of Chile

Present Principal Occupation:	Chairman of CorpGroup Holding Inversiones Limitada and
Director of Corp Group Financial, S.A.

María Catalina Saieh Guzmán

Business Address: Rosario Norte N°660, 22th Floor, Las Condes, Santiago, Chile

Citizenship: Republic of Chile

Present Principal Occupation:	Director of CorpGroup Banking S.A. and CorpGroup Financial S.A. and Vice-Chairman of CorpGroup Holding Inversiones Limitada

CorpGroup Inversiones Limitada

Officers:

María Pilar Dañobeitía Estades (Chief Executive Officer)

Business Address: Rosario Norte N°660, 22th Floor, Las Condes, Santiago, Chile

Citizenship: Republic of Chile

Present Principal Occupation: Chief Executive Officer of Corp Group

CorpGroup Financial S.A.

Directors:

Jorge Andrés Saieh Guzmán

Business Address: Rosario Norte N°660, 22th Floor, Las Condes, Santiago, Chile

Citizenship: Republic of Chile

Present Principal Occupation: Chairman of Itaú Corpbanca

María Catalina Saieh Guzmán

Business Address: Rosario Norte N°660, 22th Floor, Las Condes, Santiago, Chile

Citizenship: Republic of Chile

Present Principal Occupation:	Director of CorpGroup Banking S.A. and
CorpGroup Financial S.A.

María Pilar Dañobeitía Estades

Business Address: Rosario Norte N°660, 22th Floor, Las Condes, Santiago, Chile

Citizenship: Republic of Chile

Present Principal Occupation: Chief Executive Officer of Corp Group

Officers:

Cristóbal Cerda Meneses (Chief Executive Officer)

Business Address: Rosario Norte N°660, 22th Floor, Las Condes, Santiago, Chile

Citizenship: Republic of Chile

Present Principal Occupation: Chief Executive Officer of Corp Group

CorpGroup Holding Inversiones Limitada Sociedad en Comandita por Acciones

Officers:

Cristóbal Cerda Meneses Chief Executive Officer)

Business Address: Rosario Norte N°660, 22th Floor, Las Condes, Santiago, Chile

Citizenship: Republic of Chile

Present Principal Occupation: Chief Executive Officer of Corp Group

CorpGroup Interhold SpA (f/k/a Inversiones CorpGroup Interhold Limitada)

Administrators:

Jorge Andrés Saieh Guzmán

Business Address: Rosario Norte N°660, 22th Floor, Las Condes, Santiago, Chile

Citizenship: Republic of Chile

Present Principal Occupation: Chairman of Corpbanca

María Pilar Dañobeitía Estades

Business Address: Rosario Norte N°660, 22th Floor, Las Condes, Santiago, Chile

Citizenship: Republic of Chile

Present Principal Occupation: Chief Executive Officer of Corp Group

Officers:

Cristóbal Cerda Meneses (Chief Executive Officer)

Business Address: Rosario Norte N°660, 22th Floor, Las Condes, Santiago, Chile

Citizenship: Republic of Chile

Present Principal Occupation: Chief Executive Officer of Corp Group

Inversiones GASA Limitada

Officers:

Cristóbal Cerda Meneses (Chief Executive Officer)

Business Address: Rosario Norte N°660, 22th Floor, Las Condes, Santiago, Chile

Citizenship: Republic of Chile

Present Principal Occupation: Chief Executive Officer of Corp Group